                RESTATED VOTING, STANDSTILL AND PROXY AGREEMENT


                  This Restated Voting, Standstill and Proxy Agreement (the "Agreement") is made and entered into as of October 13, 1998 by and among THE FRESH JUICE COMPANY, INC., a Delaware corporation (the "Company"), the stockholders of the Company whose names and addresses are set forth on the signature pages hereto (the "Company Stockholders"), SARATOGA BEVERAGE GROUP, INC., a Delaware corporation ("Saratoga"), and the stockholders of Saratoga whose names and addresses are set forth on the signature pages hereto (the "Saratoga Stockholders").

                  WHEREAS, the Company, the Company Stockholders and Saratoga previously entered into a voting, standstill and proxy agreement, dated as of August 14, 1998 (the "First Agreement"); and

                  WHEREAS, the parties hereto have determined to amend the terms of the First Agreement; and

                  WHEREAS, the Company, Saratoga and Rowale Corp., a wholly-owned subsidiary of Saratoga ("Sub"), entered into, as of the date hereof, a Restated Agreement and Plan of Merger (the "Merger Agreement"; terms used herein and not otherwise defined are used herein as defined in the Merger Agreement), pursuant to which Sub will merge with and into the Company (the "Merger") and each share of common stock, $.01 par value per share, of the Company ("Company Common Stock") would be converted into the right to receive cash and shares of Class A common stock, $.01 par value per share, of Saratoga ("Class A Common Stock"); and

                  WHEREAS, each of the Company Stockholders owns the number of shares of Company Common Stock set forth opposite his name on Schedule A annexed hereto (collectively, the "Company Securities" and, with respect to the Company Securities owned by a specific Company Stockholder, the "Company Stockholder's Securities"); and

                  WHEREAS, each of the Saratoga Stockholders owns the number of shares of Class A Common Stock and shares of Class B common stock, $.01 par value per share, of Saratoga ("Class B Common Stock") set forth opposite his or her name on Schedule B annexed hereto (collectively, the "Saratoga Securities" and, with respect to the Saratoga Securities owned by a specific Saratoga Stockholder, the "Saratoga Stockholder's Securities"); and

                  WHEREAS, execution and delivery of this Agreement by the Company Stockholders and by the Saratoga Stockholders is a condition to the execution and delivery of the Merger Agreement by Saratoga and Sub, and by the Company, respectively.

                  NOW, THEREFORE, in order to induce Saratoga, Sub and the Company to enter into the Merger Agreement and in consideration of the mutual covenants and agreements set forth herein, the parties hereto agree as follows:

                  1. Term. This Agreement (except for Section 3(e) hereof) shall expire on the earlier of (i) the Effective Date (as defined in the Merger Agreement) or (ii) the termination of the Merger Agreement by any party thereto pursuant to the terms thereof.

                  2.       Covenants of the Saratoga Stockholders.

                           (a) Each Saratoga Stockholder agrees to vote all of his or her Saratoga Securities for the approval of the issuance of shares of Class A Common Stock in the Merger.

                           (b) Except in accordance with the provisions of this Agreement or as expressly set forth in the Merger Agreement, each Saratoga Stockholder agrees, until the termination of this Agreement, not to:

                               (i)     sell, transfer, pledge, assign or
                  otherwise dispose of, or enter into any contract, option or other arrangement or understanding with respect to the sale, transfer, pledge, assignment or other disposition of, any Saratoga Securities; or

                               (ii) deposit any Saratoga Securities into a voting trust, enter into a voting agreement or otherwise grant any voting rights to any other person or entity with respect to any such securities.

                           (c) Until such time as this Agreement is terminated, each Saratoga Stockholder agrees to take any actions as reasonably requested by the Company or Saratoga, within his or her power, as are necessary or appropriate to enable Saratoga and Sub to satisfy the conditions precedent set forth in the Merger Agreement to the Company's obligations to consummate the Merger, and to use her reasonable efforts to cause Saratoga and Sub to satisfy such conditions precedent; provided, however, that such Saratoga Stockholder shall not be required to pay any moneys or incur any liability in connection with the foregoing.

                  3.       Covenants of the Company Stockholders.

                           (a) Each Company Stockholder agrees to vote all of his currently owned shares of Company Common Stock for the approval of the Merger, the Merger Agreement (in the form executed as of the date hereof, with such changes thereto as the parties to the Merger Agreement may agree prior to such changes), and the transactions contemplated therein.

                           (b) Each Company Stockholder, in his capacity as such, further agrees to convert, at the Closing, all in-the-money options and warrants to purchase shares of Company Common Stock into the cash and shares of Class A Common Stock in accordance with Section 1.05(d) of the Merger Agreement.

                           (c) Except in accordance with the provisions of this Agreement or as expressly set forth in the Merger Agreement, each Company Stockholder agrees, until the termination of this Agreement, not to:

                                  (i)    sell, transfer, pledge, assign or
                  otherwise dispose of, or enter into any contract, option or other arrangement or understanding with respect to the sale, transfer, pledge, assignment or other disposition of, any Company Securities; or

                                  (ii)   deposit any Company Securities into a
                  voting trust, enter into a voting agreement or otherwise grant any voting rights to any other person or entity with respect to any Company Securities.

                           (d) Until such time as this Agreement is terminated, each Company Stockholder agrees to take any actions as reasonably requested by the Company or Saratoga, within his power as are necessary or appropriate to enable the Company to satisfy the conditions precedent set forth in the Merger Agreement to Saratoga's obligations to consummate the Merger, and to use his best efforts to cause the Company to satisfy such conditions precedent; provided, however, that such Company Stockholder shall not be required to pay any moneys or incur any liability in connection with the foregoing.

                           (e) In addition, for a period commencing on the date of this Agreement and ending on the earlier to occur of (i) the third anniversary of the Effective Date or (ii) the termination of the Merger Agreement by any party thereto pursuant to the terms thereof, each Company Stockholder hereby agrees that, without the prior written consent of Saratoga, he will not, directly or indirectly, through one or more intermediaries or otherwise, participate in any transaction in which one or more parties have done or seek to do any of the following: (i) purchase or acquire, or agree to purchase or acquire, any shares of capital stock or other securities of Saratoga; (ii) solicit, or encourage any other person to solicit, proxies or consents of stockholders of Saratoga, or become a "participant" or otherwise engage in any "solicitation" (as such terms are defined under Regulation 14A of the Securities Exchange Act of 1934, as amended (the "Exchange Act")), with respect to any matter in opposition to the recommendation of a majority of the members of the Board of Directors of Saratoga then in office; (iii) acquire or affect, or seek to acquire or affect, control of Saratoga, or influence or seek to influence the management of Saratoga, or directly or indirectly participate in or encourage the formation of any group seeking to influence management or to displace or modify the composition of the Board of Directors of Saratoga; (iv) join a partnership, limited partnership, syndicate or other group within the meaning of Section 13(d) of the Exchange Act for the purpose of acquiring, holding or disposing of any shares of capital stock or other securities of Saratoga; (v) initiate, propose or otherwise solicit stockholders for the approval of one or more stockholder proposals with respect to Saratoga, as described in Rule 14a-8 under the Exchange Act, irrespective of whether Rule 14a-8 under the Exchange Act is applicable; or (vi) seek to modify the terms of this paragraph.

                  4. Representations and Warranties of the Saratoga Stockholders. Each Saratoga Stockholder represents and warrants to the Company as follows:

                           (a) the Saratoga Stockholder owns such Saratoga Securities of record or beneficially free and clear of any lien, security interest, encumbrance or other adverse claim;

                           (b) such Saratoga Stockholder's Securities set forth on Schedule B hereto are the only securities of Saratoga owned of record or beneficially by such Saratoga Stockholder or in which such Saratoga Stockholder has any interest; and

                           (c) such Saratoga Stockholder has the right, power and authority to execute and deliver this Agreement and to perform his or her obligations hereunder; such execution, delivery and performance will not violate any applicable law, rule or regulation or any outstanding agreement or instrument to which such Saratoga Stockholder is a party; and this Agreement constitutes a legal, valid and binding agreement on the part of such Saratoga Stockholder enforceable against such Saratoga Stockholder in accordance with its terms.

                  5. Representations and Warranties of Saratoga. Saratoga represents and warrants to the Company that the execution and delivery of this Agreement by Saratoga and the performance by it of its obligations hereunder have been duly authorized by all necessary corporate action, do not violate the terms of its Certificate of Incorporation, its By-Laws, any law, rule or regulation or any outstanding agreement or instrument to which it is a party or is bound or subject to, and this Agreement constitutes a legal, valid and binding agreement on its part.

                  6. Representations and Warranties of the Company Stockholders. Each Company Stockholder represents and warrants to Saratoga as follows:

                           (a) such Company Stockholder owns such Company Stockholder's Securities of record or beneficially free and clear of any lien, security interest, encumbrance or other adverse claim;

                           (b) such Company Stockholder's Securities set forth on Schedule A hereto are the only securities of the Company owned of record or beneficially by such Company Stockholder or in which such Company Stockholder has any interest, and, except as set forth on Schedule A, such Company Stockholder has no right to acquire any other securities of the Company; and

                           (c) such Company Stockholder has the right, power and authority to execute and deliver this Agreement and to perform his obligations hereunder; such execution, delivery and performance will not violate any applicable law, rule or regulation or any outstanding agreement or instrument to which such Company Stockholder is a party; and this Agreement constitutes a legal, valid and binding agreement on the part of such Company Stockholder enforceable against such Company Stockholder in accordance with its terms.

                  7. Representations and Warranties of the Company. The Company represents and warrants to Saratoga that the execution and delivery of this Agreement by the Company and the performance by it of its obligations hereunder have been duly authorized by all necessary corporate action, do not violate the terms of its Articles of Incorporation, its By-Laws, any law, rule or regulation or any outstanding agreement or instrument to which it is a party or is bound or subject to, and this Agreement constitutes a legal, valid and binding agreement on its part.

                  8.       Saratoga Proxy.

                           (a) Each Saratoga Stockholder hereby irrevocably makes, constitutes and appoints the Company to act as such Saratoga Stockholder's true and lawful proxy and attorney-in-fact in the name and on behalf of such Saratoga Stockholder, with full power to appoint a substitute or substitutes to vote all of his or her Saratoga Securities for the approval of the issuance of the shares of Class A Common Stock as set forth in Section 2(a) hereof (subject to Section 18 hereof). By giving this proxy, each such Saratoga Stockholder hereby revokes any other proxy granted by such Saratoga Stockholder to vote any of such Saratoga Stockholder's Securities with respect to such matters. This proxy, and the power of attorney and all authority contained herein, shall become effective as to any Saratoga Stockholder only upon the failure of such Saratoga Stockholder to vote or consent with respect to his or her shares in accordance with
         Section 2(a) hereof, following notice to such Saratoga Stockholder to that effect.

                           (b) All power and authority hereby conferred is coupled with an interest and is irrevocable, shall not be terminated by any act of such Saratoga Stockholder or by operation of law, by lack of appropriate power or authority, or by the occurrence of any other event or events and shall be binding upon all beneficiaries, heirs at law, legatees, distributees, successors, assigns and legal representatives of such Saratoga Stockholder. If after the execution of this Agreement any Saratoga Stockholder shall cease to have appropriate power or authority, or if any other such event or events shall occur, the Company is nevertheless authorized and directed to vote the Saratoga Securities in accordance with the terms of this Agreement as if such lack of appropriate power or authority or other event or events had not occurred and regardless of notice thereof.

                           (c) Each Saratoga Stockholder agrees to use all good faith efforts to cause any record owner of Saratoga Securities of which such Saratoga Stockholder is the beneficial owner to grant to the Company a proxy of the same effect as that contained herein. Subject to the proviso set forth in Section 2(c) hereof, each Saratoga Stockholder shall perform such further acts and execute such further documents as may be required to vest in the Company the power to vote the Saratoga Stockholder's Securities during the term of the proxy granted herein.

                  9.       Company Proxy.

                           (a) Each Company Stockholder hereby irrevocably makes, constitutes and appoints Saratoga to act as such Company Stockholder's true and lawful proxy and attorney-in-fact in the name and on behalf of such Company Stockholder to vote all of his, her or its shares of Company Common Stock for the approval of the Merger, the Merger Agreement and the transactions contemplated therein as set forth in Section 3(a) hereof (subject to Section 18 hereof). By giving this proxy, each such holder of Company Common Stock hereby revokes any other proxy granted by such Company Stockholder to vote any of such Company Stockholder's Securities with respect to such matters. This proxy, and the power of attorney and all authority contained herein, shall become effective as to any Company Stockholder only upon the failure of such Company

         Stockholder to vote or consent with respect to his shares in accordance with Section 3(a) hereof, following notice to such Company Stockholder to that effect.

                           (b) All power and authority hereby conferred is coupled with an interest and is irrevocable, shall not be terminated by any act of such Company Stockholder or by operation of law, by lack of appropriate power or authority, or by the occurrence of any other event or events and shall be binding upon all beneficiaries, heirs at law, legatees, distributees, successors, assigns and legal representatives of such Company Stockholder. If after the execution of this Agreement any Company Stockholder shall cease to have appropriate power or authority, or if any other such event or events shall occur, Saratoga is nevertheless authorized and directed to vote the Company Securities in accordance with the terms of this Agreement as if such lack of appropriate power or authority or other event or events had not occurred and regardless of notice thereof.

                           (c) Each Company Stockholder agrees to use all good faith efforts to cause any record owner of Company Securities of which such Company Stockholder is the beneficial owner to grant to Saratoga a proxy of the same effect as that contained herein. Subject to the proviso set forth in Section 3(d) hereof, each Company Stockholder shall perform such further acts and execute such further documents as may be required to vest in Saratoga the power to vote the Company Stockholder's Securities during the term of the proxy granted herein.

                  10. Further Assurances. Subject to the provisos set forth in Sections 2(d) and 3(d) hereof, each party hereto shall perform such further acts and execute such further documents as may reasonably be required to carry out the provisions of this Agreement.

                  11. Assignment. Neither this Agreement nor any of the rights, interests or obligations hereunder shall be assigned by any party hereto (whether by operation of law or otherwise) without the prior written consent of the other parties hereto.

                  12. Specific Performance. The parties agree that irreparable damage would occur in the event that any of the provisions of this Agreement were not performed in accordance with their specific terms or were otherwise breached. It is accordingly agreed that the parties shall be entitled to an injunction or injunctions to prevent breaches of this Agreement and to enforce specifically the terms and provisions hereof, this being in addition to any other remedy to which they are entitled at law or in equity.

                  13. Notices. All notices or other communications required or permitted hereunder shall be in writing and shall be deemed duly given when delivered in person or by telecopier, cable, telex or telegram or three (3) days after mailed by certified mail, postage prepaid, addressed as follows:

                 To the Company or to the Company Stockholders:

                           The Fresh Juice Company, Inc.
                           280 Wilson Avenue
                           Newark, New Jersey  07105
                           Attention: Chief Executive Officer
                           Facsimile No.: (973) 465-7170

                 with a copy to:

                           Bourne, Noll & Kenyon
                           382 Springfield Avenue
                           P.O. Box 690
                           Summit, New Jersey  07902-0690
                           Attention: John F. Kuntz, Esq.
                           Facsimile No.: (908) 277-6808

                 To Saratoga or to the Saratoga Stockholders:

                           Saratoga Beverage Group, Inc.
                           11 Geyser Road
                           Saratoga Springs, New York  12866
                           Attention: Chief Executive Officer
                           Facsimile No.:  (518) 584-0380

                 with a copy to:

                           Swidler Berlin Shereff Friedman, LLP
                           919 Third Avenue
                           New York, New York 10022-9998
                           Attention: Charles I.  Weissman, Esq.
                           Facsimile No.: (212) 758-9526

                  14. Effect of Invalidity. Any term or provision of this Agreement which is invalid or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such invalidity or unenforceability without rendering invalid or unenforceable the remaining terms and provisions of this Agreement or affecting the validity or enforceability of any of the terms or provisions of this Agreement in any other jurisdiction. If any provision of this Agreement is so broad as to be unenforceable, such provision shall be interpreted to be only so broad as is enforceable.

                  15. Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be an original, but all of which together shall constitute one and the same agreement.

                  16. Governing Law; Jurisdiction. This Agreement shall be governed by and construed in accordance with the laws of the Delaware without giving effect to the conflicts of laws principles thereof.

                  17. Binding Effect: Benefits. This Agreement shall inure to the benefit of and shall be binding upon the parties hereto and their respective heirs, legal representatives, successors and assigns. Nothing in this Agreement, expressed or implied, is intended to or shall confer on any person other than the parties hereto and their respective heirs, legal representatives and successors and permitted assigns any rights, remedies, obligations or liabilities under or by reason of this Agreement.

                  18. Merger Agreement Amendments. No amendment to the Merger Agreement after the date hereof shall alter or affect the rights granted to the Company and Saratoga hereunder.

                  19. Supersession. This Agreement supersedes and replaces the First Agreement with respect to the subject matter hereof.

         IN WITNESS WHEREOF, the Company, the Company Stockholders, Saratoga and the Saratoga Stockholders have executed this Agreement or caused this Agreement to be executed by their respective officers thereunto duly authorized, as the case may be, as of the date first above written.



                                    THE FRESH JUICE COMPANY, INC.


                                    /s/ Steven M. Bogen
                                    --------------------------------------------
                                    Name: Steven M. Bogen
                                    Title: Chief Executive Officer



                                    SARATOGA BEVERAGE GROUP, INC.


                                    /s/ Robin Prever
                                    --------------------------------------------
                                    Name: Robin Prever
                                    Title: President and Chief Executive Officer


                                    /s/ Steven Bogen
                                    --------------------------------------------
                                    /s/ Steven Smith
                                    --------------------------------------------
                                    /s/ Jeffrey Smith
                                    --------------------------------------------
                                    /s/ Jeffrey Heavirland
                                    --------------------------------------------
                                    /s/ Robin Prever
                                    --------------------------------------------
                                    /s/ Anthony Malatino
                                    --------------------------------------------
                                    /s/ Warren Lichtenstein
                                    --------------------------------------------

                                    Stockholders

                                                                      SCHEDULE A

                            NUMBER OF SHARES OF
       NAME               COMPANY CAPITAL STOCK^^
       ----               -----------------------
  Steven Smith                 1,361,248
  Steven Bogen                 1,232,708
  Jeffrey Heavirland              77,667*
  Jeffrey Smith                   17,266**
                                  --------
                               2,688,889 shares
                         6,467,731 total shares
                                    41.6%

All above based on 10-KSB for 11-30-97 and review of subsequent Form 4s and 5s.

*        237,857 options and warrants backed out of 10-KSB 11-30-97 numbers
**       50,000 options out of 10-KSB 11/30/97 numbers

                                                                     SCHEDULE B

             NAME              NUMBER OF SARATOGA SECURITIES
             ----              -----------------------------
Robin Prever                 20,345 shares of Class A Common Stock
                            167,960 shares of Class B Common Stock

Anthony Malatino             51,000 shares of Class A Common Stock
                            345,995 shares of Class B Common Stock

Warren Lichtenstein         300,000 shares of Class A Common Stock
------------------------------------------------------------------